UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2015

OxySure Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54137	71-0960725
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

10880 John W. Elliott Drive, Suite 600
Frisco, TX 75033
(Address of Principal Executive Offices)

(972) 294-6450
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 7.01 Regulation FD Disclosure.

On November 9, 2015, OxySure Systems, Inc. (the “Company”) issued a press release announcing that the Company’s Board of Directors approved a change of the Company’s name to OxySure Therapeutics, Inc. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit

99.1	Press Release, dated November 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2015	OxySure Systems, Inc.

	By:	/s/ Julian T. Ross
	Name:	Julian T. Ross
	Title:	Chairman, Chief Executive Officer,
President, and Chief Financial Officer

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